UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 19, 2010

JACKSONVILLE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-49792	33-1002258
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois	62650
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(217) 245-4111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement

On January 19, 2010, the Boards of Directors of Jacksonville Bancorp, Inc. (the “Company”), Jacksonville Bancorp, MHC, (the “Mutual Holding Company”), and Jacksonville Savings Bank (the “Bank”) each adopted the Plan of Conversion and Reorganization of the Mutual Holding Company (the “Plan”) pursuant to which the Mutual Holding Company will undertake a “second-step” conversion and cease to exist. The Bank will reorganize from a two-tier mutual holding company structure to a stock holding company structure. The Mutual Holding Company currently owns approximately 54.1% of the shares of common stock of the Company.

Pursuant to the Plan, (i) the Bank will become a wholly owned subsidiary of a to-be-formed state chartered corporation (“New Holding Company”), (ii) the shares of common stock of the Company held by persons other than the Mutual Holding Company (whose shares will be canceled) will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of common stock representing the ownership interest of the Mutual Holding Company to eligible members of the Mutual Holding Company in a subscription offering.  The Plan is subject to regulatory approval as well as the approval of the Bank’s depositors and the Company’s stockholders (including the approval of a majority of the shares held by persons other than the Mutual Holding Company).

Shares not subscribed for in the subscription offering are expected to be available for sale in a community offering to members of the local community and the general public, and if necessary in a syndicated community offering. The number and price of shares to be sold in the conversion offering and the exchange ratio for current stockholders of the Company will be based on an independent appraisal that has yet to be performed.

The foregoing summary of the Plan is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

The Company announced the adoption of the Plan in a press release dated January 25, 2010. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not applicable.

(d)	2.1	Plan of Conversion and Reorganization of Jacksonville Bancorp, MHC

	99.1	Press Release dated January 25, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

DATE: January 25, 2010	By:	/s/ Richard A. Foss
Richard A. Foss
President and Chief Executive Officer

EXHIBIT INDEX

2.1	Plan of Conversion and Reorganization of Jacksonville Bancorp, MHC

99.1	Press Release dated January 25, 2010